POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March 2004.


/s/ Holly Roberson                      /s/ Jack Elson Brinson
____________________________            ______________________________
Witness                                 Jack Elson Brinson, Trustee
Print Name: Holly Roberson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March 2004.

/s/ Holly Roberson                      /s/ Theophilus Harper Pitt, Jr.
____________________________            ______________________________
Witness                                 Theophilus Harper Pitt, Jr., Trustee
Print Name: Holly Roberson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March 2004.

/s/ Holly Roberson                      /s/ James Paul Cunningham
____________________________            ______________________________
Witness                                 James Paul Cunningham, Trustee and
Print Name: Holly Roberson              President

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March 2004.


/s/ Holly Roberson                      /s/ Donald Lee Dillingham
____________________________            ______________________________
Witness                                 Donald Lee Dillingham, Trustee,
Print Name: Holly Roberson              Vice President, and Treasurer

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints C. Frank Watson III and/or Julian G. Winters, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 22nd day of March 2004.

/s/ Holly Roberson                      /s/ Joseph Buckley Strandberg
____________________________            ______________________________
Witness                                 Joseph Buckley Strandberg, Trustee
Print Name: Holly Roberson